Exhibit 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Stratex Oil & Gas Holdings, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2013 as filed with the Securities and Exchange commission on the date hereof (the “Report”), the undersigned herby certifies in his capacity as an officer of Stratex Oil & Gas Holdings, Inc., pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2014
/s/ Stephen Funk
Stephen Funk, Chief Executive Officer

Date: March 28, 2014	/s/ Stephen Funk
Stephen Funk, Chief Financial Officer